Exhibit 99.2

HRPT PROPERTIES TRUST

Third Quarter 2008

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the

December 31, 2007 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•                  CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•                  CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, AND

•                  IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR TO REFINANCE ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE.

FOR EXAMPLE:

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•                  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•                  OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•                  CONTINGENCIES IN OUR COMMITTED ACQUISITIONS AND SALES MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES,

•                  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY, AND

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of September 30, 2008, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to tenants with good credit characteristics, such as the U.S. Government.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of September 30, 2008, RMR managed one of the largest portfolios of publicly owned real estate in North America, including more than 1,300 properties, located in 45 states, the District of Columbia, Puerto Rico and Ontario, Canada.  RMR has approximately 550 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing HRP, RMR and its affiliates also manage Hospitality Properties Trust (“HPT”), a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust (“SNH”), a publicly traded REIT that primarily owns healthcare properties. RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH and to Travel Centers of America, LLC, a tenant of HPT.  An affiliate of RMR, RMR Advisors, is the investment manager of several publicly traded mutual funds, the RMR Funds, which principally invest in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total market capitalization of nearly $14 billion as of September 30, 2008.  We believe that being managed by RMR is a competitive advantage for HRP because RMR provides HRP with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRP at costs that are lower than HRP would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody’s — Baa2

 Standard & Poor’s — BBB

Portfolio Data (as of 9/30/08) (1):

Total properties	533
Total sq. ft. (000s)	66,087
Percent leased	90.6%

Portfolio Concentration by Sq. Ft. (as of 9/30/08) (1):

		Industrial
	Office	and Other	Total
CBD	18.2%	0.2%	18.4%
Suburban	35.6%	46.0%	81.6%
Total	53.8%	46.2%	100.0%

Portfolio Concentration by NOI (Q3 2008) (1) (2):

		Industrial
	Office	and Other	Total
CBD	33.6%	0.1%	33.7%
Suburban	44.7%	21.6%	66.3%
Total	78.3%	21.7%	100.0%

Portfolio Concentration by Major Market (1):

	9/30/08	Q3 2008
	Sq. Ft.	NOI
Metro Philadelphia, PA	8.0%	13.5%
Oahu, HI	27.1%	10.2%
Metro Washington, DC	3.6%	7.3%
Metro Boston, MA	3.9%	6.4%
Southern California	1.8%	5.2%
Metro Austin, TX	3.9%	4.0%
Other Markets	51.7%	53.4%
Total	100.0%	100.0%

(1)          Excludes properties classified in discontinued operations.

(2)          We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for the calculation of NOI and a reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy
Managing Trustee

Patrick F. Donelan
Independent Trustee

William A. Lamkin
Independent Trustee

Adam D. Portnoy
Managing Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

John A. Mannix
President & Chief Investment Officer

John C. Popeo
Treasurer & Chief Financial Officer

David M. Lepore
Senior Vice President & Chief Operating Officer

Contact Information

Investor Relations
HRPT Properties Trust
400 Centre Street
Newton, MA 02458
(t) (617) 332-3990
(f) (617) 332-2261
(e-mail) info@hrpreit.com
(website) www.hrpreit.com

Inquiries
Financial inquiries should be directed to John C. Popeo,
Treasurer and Chief Financial Officer, at (617) 332-3990
or jpopeo@hrpreit.com.

Investor and media inquiries should be directed to
Timothy A. Bonang, Director of Investor Relations, at
(617) 796-8222 or tbonang@hrpreit.com, or
Katherine L. Johnston, Manager of Investor Relations, at
(617) 796-8222 or kjohnston@hrpreit.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald
Philip Martin
(312) 469-7485

Citigroup
Michael Bilerman
(212) 816-1383

Merrill Lynch
Ian Weissman
(212) 449-6255

Oppenheimer
Mark Biffert
(212) 667-7062

RBC Capital Markets
David Rodgers
(216) 378-7626

Raymond James
Paul Puryear
(727) 573-3800

Stifel, Nicolaus
John Guinee
(443) 224-1307

UBS
James Feldman
(212) 713-4932

Debt Research Coverage

Citigroup
Thomas Cook
(212) 723-1112

Merrill Lynch
John Forrey
(212) 449-1812

Wachovia
Thierry Perrin
(704) 715-8455

Rating Agencies

Moody’s Investors Service
Lori Marks
(212) 553-1098

Standard and Poor’s
Linda Phelps
(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2008		6/30/2008		3/31/2008		12/31/2007		9/30/2007

Shares Outstanding:
Common shares outstanding (at end of period)	227,696		225,464		225,444		225,444		212,457
Common shares outstanding (at end of period) — diluted (1)	256,889		254,657		254,637		254,637		241,650
Preferred shares outstanding (at end of period) (1)	28,180		28,180		28,180		28,180		33,180
Weighted average common shares and units outstanding - basic	227,251		225,449		225,444		222,927		212,078
Weighted average common shares and units outstanding - diluted (1)	256,444		254,642		254,637		252,120		241,271

Common Share Data:
Price at end of period	$6.89		$6.77		$6.73		$7.73		$9.89
High during period	$8.33		$8.00		$8.56		$10.49		$10.90
Low during period	$6.43		$6.75		$6.58		$7.40		$9.06
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period)	12.2%		12.4%		12.5%		10.9%		8.5%

Selected Balance Sheet Data:
Total assets	$6,070,543		$6,003,146		$5,959,846		$5,859,332		$5,800,512
Total liabilities	$3,152,435		$3,124,668		$3,089,567		$2,956,449		$2,861,976
Gross book value of real estate assets (2)	$6,604,601		$6,517,894		$6,501,910		$6,367,166		$6,261,302
Total debt / gross book value of real estate (2)	44.4%		45.0%		44.8%		43.6%		42.7%

Book Capitalization:
Total debt	$2,930,955		$2,932,959		$2,911,699		$2,774,160		$2,674,859
Plus: total stockholders’ equity	2,918,108		2,878,478		2,870,279		2,902,883		2,938,536
Total book capitalization	$5,849,063		$5,811,437		$5,781,978		$5,677,043		$5,613,395
Total debt / total book capitalization	50.1%		50.5%		50.4%		48.9%		47.7%

Market Capitalization:
Total debt (book value)	$2,930,955		$2,932,959		$2,911,699		$2,774,160		$2,674,859
Plus: market value of preferred shares (at end of period)	424,374		556,585		557,678		586,010		800,245
Plus: market value of common shares (at end of period)	1,568,825		1,526,391		1,517,238		1,742,682		2,101,200
Total market capitalization	$4,924,154		$5,015,935		$4,986,615		$5,102,852		$5,576,304
Total debt / total market capitalization	59.5%		58.5%		58.4%		54.4%		48.0%

Selected Income Statement Data (3):
Rental income	$211,689		$204,273		$215,164		$214,006		$211,217
EBITDA (4)	$120,597		$121,328		$121,157		$120,608		$119,917
Property net operating income (NOI) (5)	$122,615		$120,526		$130,201		$128,785		$128,449
NOI margin (6)	57.9%		59.0%		60.5%		60.2%		60.8%
Net income	$85,724		$68,052		$27,406		$27,479		$32,154
Preferred distributions	$(12,667)		$(12,667)		$(12,667)		$(14,368)		$(15,402)
Excess redemption price paid over carrying value of preferred shares	$—		$—		$—		$(4,230)		$—
Net income available for common shareholders	$73,057		$55,385		$14,739		$8,881		$16,752
Funds from operations (FFO) (7)	$74,998		$76,767		$75,769		$75,269		$78,270
FFO available for common shareholders (7)	$62,331		$64,100		$63,102		$60,901		$62,868
Common distributions paid	$47,800		$47,343		$47,343		$47,341		$44,509

Per Share Data (1):
Net income available for common shareholders — basic and diluted	$0.32		$0.25		$0.07		$0.04		$0.08
FFO available for common shareholders — basic (7)	$0.27		$0.28		$0.28		$0.27		$0.30
FFO available for common shareholders — diluted (1) (7)	$0.27		$0.28		$0.27		$0.27		$0.29
Common distributions paid	$0.21		$0.21		$0.21		$0.21		$0.21
FFO payout ratio	76.7%		73.9%		75.0%		77.7%		70.8%

Coverage Ratios:
EBITDA (4) / interest expense	2.7	x	2.7	x	2.7	x	2.7	x	2.7	x
EBITDA (4) / interest expense and preferred distributions	2.1	x	2.1	x	2.1	x	2.0	x	2.0	x

(1)          As of 9/30/2008, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income, FFO and weighted average common shares outstanding.

(2)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(3)          Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties subsequently classified in discontinued operations.

(4)          See page 13 for calculation of EBITDA.

(5)          Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

(6)          NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)          See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of September 30,	As of December 31,
	2008	2007
		(audited)
ASSETS
Real estate properties:
Land	$1,210,627	$1,189,684
Buildings and improvements	4,905,129	4,966,610
	6,115,756	6,156,294
Accumulated depreciation	(837,430)	(808,216)
	5,278,326	5,348,078
Properties held for sale	219,666	—
Acquired real estate leases	160,401	150,672
Cash and cash equivalents	24,851	19,879
Restricted cash	79,944	18,027
Rents receivable, net of allowance for doubtful accounts of $8,494 and $6,290, respectively	181,998	197,967
Other assets, net	125,357	124,709
Total assets	$6,070,543	$5,859,332

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$303,000	$140,000
Senior unsecured debt, net	2,240,865	2,239,784
Mortgage notes payable, net	387,090	394,376
Other liabilities related to properties held for sale	3,809	—
Accounts payable and accrued expenses	101,723	89,441
Acquired real estate lease obligations	50,338	41,607
Rent collected in advance	25,513	24,779
Security deposits	17,644	16,063
Due to affiliates	22,453	10,399
Total liabilities	3,152,435	2,956,449

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 227,695,938 and 225,444,497 shares issued and outstanding, respectively	2,277	2,254
Additional paid in capital	2,937,962	2,923,455
Cumulative net income	2,008,791	1,827,609
Cumulative common distributions	(2,394,025)	(2,251,539)
Cumulative preferred distributions	(319,261)	(281,260)
Total shareholders’ equity	2,918,108	2,902,883
Total liabilities and shareholders’ equity	$6,070,543	$5,859,332

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007

Rental income (1)	$211,689	$196,999	$617,134	$584,196

Expenses:
Operating expenses	89,074	78,999	254,038	233,533
Depreciation and amortization	46,584	42,892	136,625	126,103
General and administrative	9,184	8,439	27,037	25,163
Total expenses	144,842	130,330	417,700	384,799

Operating income	66,847	66,669	199,434	199,397

Interest income	485	416	903	1,441
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,431, $1,097, $3,957 and $3,245, respectively)	(45,154)	(43,904)	(134,577)	(126,212)
Loss on early extinguishment of debt	—	—	—	(711)
Income from continuing operations before income tax expense	22,178	23,181	65,760	73,915
Income tax expense	(451)	—	(611)	—
Income from continuing operations	21,727	23,181	65,149	73,915
Discontinued operations:
Income from discontinued operations (1)	6,339	6,565	18,408	20,453
Gain on sale of properties	57,658	2,408	97,625	2,408
Net income	85,724	32,154	181,182	96,776
Preferred distributions	(12,667)	(15,402)	(38,001)	(46,204)
Net income available for common shareholders	$73,057	$16,752	$143,181	$50,572

Weighted average common shares outstanding — basic	227,251	212,078	226,052	211,475

Weighted average common shares outstanding — diluted (2)	256,444	241,271	255,245	240,668

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted (2)	$0.04	$0.04	$0.12	$0.13
Income from discontinued operations — basic and diluted (2)	$0.28	$0.04	$0.51	$0.11
Net income available for common shareholders — basic and diluted (2)	$0.32	$0.08	$0.63	$0.24

Additional Data:
General and administrative expenses / rental income	4.34%	4.28%	4.38%	4.31%
General and administrative expenses / total assets (at end of period)	0.15%	0.15%	0.45%	0.43%

Continuing Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$6,835	$5,672	$11,745	$12,754
Lease value amortization (FAS 141) (1)	$(2,313)	$(2,206)	$(7,049)	$(7,302)
Lease termination fees included in rental income	$108	$569	$2,283	$925
Capitalized interest expense	$—	$—	$—	$489

Discontinued Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$171	$527	$752	$2,083
Lease value amortization (FAS 141) (1)	$(38)	$(117)	$(295)	$(348)

(1)   We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2)   As of 9/30/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Cash flows from operating activities:
Net income	$85,724	$32,154	$181,182	$96,776
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	37,802	37,426	116,708	108,877
Amortization of debt discounts, premiums and deferred financing fees	1,432	1,085	3,937	3,207
Amortization of acquired real estate leases	7,480	7,530	22,488	23,574
Other amortization	4,003	3,483	12,126	10,612
Loss on early extinguishment of debt	—	—	—	711
Gain on sale of properties	(57,658)	(2,408)	(97,625)	(2,408)
Change in assets and liabilities:
(Increase) decrease in restricted cash	(614)	(839)	4,908	4,225
Iincrease in rents receivable and other assets	(25,939)	(29,129)	(37,744)	(51,591)
Increase (decrease) in accounts payable and accrued expenses	5,961	3,677	14,684	(7,028)
Increase (decrease) in rent collected in advance	1,894	(2,612)	1,693	532
Increase (decrease) in security deposits	5,063	(45)	6,044	59
Increase in due to affiliates	9,634	15,035	12,054	10,520
Cash provided by operating activities	74,782	65,357	240,455	198,066

Cash flows from investing activities:
Real estate acquisitions and improvements	(176,033)	(70,961)	(335,688)	(309,196)
Proceeds from sale of properties	138,474	3,748	220,287	3,748
Decrease (increase) in restricted cash	14,988	—	(66,825)	—
Cash used for investing activities	(22,571)	(67,213)	(182,226)	(305,448)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	—	4,490	—	28,151
Proceeds from borrowings	118,000	360,865	358,000	1,065,340
Payments on borrowings	(118,168)	(304,935)	(230,762)	(792,986)
Deferred financing fees	(2)	(2,039)	(8)	(3,716)
Distributions to common shareholders	(47,800)	(44,509)	(142,486)	(133,010)
Distributions to preferred shareholders	(12,667)	(15,403)	(38,001)	(48,541)
Cash (used for) provided by financing activities	(60,637)	(1,531)	(53,257)	115,238

(Decrease) increase in cash and cash equivalents	(8,426)	(3,387)	4,972	7,856
Cash and cash equivalents at beginning of period	33,277	29,026	19,879	17,783
Cash and cash equivalents at end of period	$24,851	$25,639	$24,851	$25,639

Supplemental cash flow information:
Interest paid (including capitalized interest paid of $0, $0, $0 and $489, respectively)	$53,168	$47,984	$137,796	$128,492

Non-cash investing activities:
Real estate acquisitions	$(23,088)	$(4,545)	$(53,727)	$(4,545)
Real estate sales	10,782	—	10,782	—

Non-cash financing activities:
Issuance of common shares	$14,373	$105	$14,530	$280
Assumption of mortgage notes payable	8,915	4,545	39,554	4,545
Mortgage notes related to properties sold	(10,782)	—	(10,782)	—

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007

Net income	$85,724	$32,154	$181,182	$96,776
Plus: interest expense from continuing operations	45,154	43,904	134,577	126,212
Plus: interest expense from discontinued operations	(6)	151	360	415
Plus: income tax expense	451	—	611	—
Plus: depreciation and amortization from continuing operations	46,584	42,892	136,625	126,103
Plus: depreciation and amortization from discontinued operations	348	3,224	7,352	9,310
Plus: loss on early extinguishment of debt	—	—	—	711
Less: gain on sale of properties	(57,658)	(2,408)	(97,625)	(2,408)
EBITDA	$120,597	$119,917	$363,082	$357,119

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties, plus loss on early extinguishment of debt, interest expense, income tax expense and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007

Calculation of NOI (1):
Rental income	$211,689	$196,999	$617,134	$584,196
Operating expenses	(89,074)	(78,999)	(254,038)	(233,533)
Property net operating income (NOI)	$122,615	$118,000	$363,096	$350,663

Reconciliation of NOI to Net Income:

Property net operating income	$122,615	$118,000	$363,096	$350,663
Depreciation and amortization	(46,584)	(42,892)	(136,625)	(126,103)
General and administrative	(9,184)	(8,439)	(27,037)	(25,163)
Operating income	66,847	66,669	199,434	199,397

Interest income	485	416	903	1,441
Interest expense	(45,154)	(43,904)	(134,577)	(126,212)
Loss on early extinguishment of debt	—	—	—	(711)
Income from continuing operations before income tax expense	22,178	23,181	65,760	73,915
Income tax expense	(451)	—	(611)	—
Income from continuing operations	21,727	23,181	65,149	73,915

Income from discontinued operations	6,339	6,565	18,408	20,453
Gain on sale of properties	57,658	2,408	97,625	2,408
Net income	$85,724	$32,154	$181,182	$96,776

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007

Net income	$85,724	$32,154	$181,182	$96,776
Plus: depreciation and amortization from continuing operations	46,584	42,892	136,625	126,103
Plus: depreciation and amortization from discontinued operations	348	3,224	7,352	9,310
Loss on early extinguishment of debt:
Add: amount included in expenses	—	—	—	711
Less: portion settled in cash	—	—	—	—
Gain on sale of properties:
Less: amount included in net income	(57,658)	(2,408)	(97,625)	(2,408)
Add: land sales	—	2,408	—	2,408
FFO	74,998	78,270	227,534	232,900
Less: preferred distributions	(12,667)	(15,402)	(38,001)	(46,204)
FFO available for common shareholders	$62,331	$62,868	$189,533	$186,696

Weighted average common shares outstanding — basic	227,251	212,078	226,052	211,475

Weighted average common shares outstanding — diluted (1)	256,444	241,271	255,245	240,668

FFO available for common shareholders per share — basic	$0.27	$0.30	$0.84	$0.88

FFO available for common shareholders per share — diluted (1)	$0.27	$0.29	$0.82	$0.85

(1)          At 9/30/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of depreciated operating properties, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007

Net income available for common shareholders	$73,057	$16,752	$143,181	$50,572
Add — Series D convertible preferred distributions (1)	6,167	6,167	18,501	18,501
Net income available for common shareholders — diluted	$79,224	$22,919	$161,682	$69,073

FFO available for common shareholders (2)	$62,331	$62,868	$189,533	$186,696
Add — Series D convertible preferred distributions (1)	6,167	6,167	18,501	18,501
FFO available for common shareholders — diluted	$68,498	$69,035	$208,034	$205,197

Weighted average common shares outstanding — basic	227,251	212,078	226,052	211,475
Effect of dilutive Series D preferred shares (1)	29,193	29,193	29,193	29,193
Weighted average common shares outstanding — diluted	256,444	241,271	255,245	240,668

(1)          As of 9/30/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2)          See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2008	9/30/2007	9/30/2008	9/30/2007

Number of Properties:

Office	346	317	346	317
Industrial and Other	187	163	187	163
Total	533	480	533	480

CBD	45	42	45	42
Suburban	488	438	488	438
Total	533	480	533	480

Square Feet (2):

Office	35,526	33,086	35,526	33,086
Industrial and Other	30,561	28,559	30,561	28,559
Total	66,087	61,645	66,087	61,645

CBD	12,156	10,915	12,156	10,915
Suburban	53,931	50,730	53,931	50,730
Total	66,087	61,645	66,087	61,645

Percent Leased (3):

Office	87.3%	89.9%	87.3%	89.9%
Industrial and Other	94.5%	95.7%	94.5%	95.7%
Total	90.6%	92.6%	90.6%	92.6%

CBD	88.2%	90.5%	88.2%	90.5%
Suburban	91.2%	93.0%	91.2%	93.0%
Total	90.6%	92.6%	90.6%	92.6%

Rental Income (4):

Office	$175,343	$162,160	$508,863	$484,771
Industrial and Other	36,346	34,839	108,271	99,425
Total	$211,689	$196,999	$617,134	$584,196

CBD	$77,207	$67,918	$220,678	$202,172
Suburban	134,482	129,081	396,456	382,024
Total	$211,689	$196,999	$617,134	$584,196

Property Net Operating Income (NOI) (5):

Office	$95,980	$92,088	$283,631	$277,071
Industrial and Other	26,635	25,912	79,465	73,592
Total	$122,615	$118,000	$363,096	$350,663

CBD	$41,365	$36,981	$118,106	$110,974
Suburban	81,250	81,019	244,990	239,689
Total	$122,615	$118,000	$363,096	$350,663

NOI Margin (6):

Office	54.7%	56.8%	55.7%	57.2%
Industrial and Other	73.3%	74.4%	73.4%	74.0%
Total	57.9%	59.9%	58.8%	60.0%

CBD	53.6%	54.4%	53.5%	54.9%
Suburban	60.4%	62.8%	61.8%	62.7%
Total	57.9%	59.9%	58.8%	60.0%

(1)          Excludes properties classified in discontinued operations.

(2)          Prior periods exclude space remeasurements made during the current period.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

(6)          NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Washington, DC	17	17	17	17
Metro Boston, MA	19	19	19	19
Southern California	19	19	19	19
Metro Austin, TX	24	24	24	24
Other markets	378	325	378	325
Total	533	480	533	480

Square Feet (2):
Metro Philadelphia, PA	5,274	5,292	5,274	5,292
Oahu, HI	17,914	17,914	17,914	17,914
Metro Washington, DC	2,401	2,401	2,401	2,401
Metro Boston, MA	2,599	2,599	2,599	2,599
Southern California	1,174	1,174	1,174	1,174
Metro Austin, TX	2,579	2,578	2,579	2,578
Other markets	34,146	29,687	34,146	29,687
Total	66,087	61,645	66,087	61,645

Percent Leased (3):
Metro Philadelphia, PA	86.7%	89.7%	86.7%	89.7%
Oahu, HI	95.3%	96.3%	95.3%	96.3%
Metro Washington, DC	92.1%	91.2%	92.1%	91.2%
Metro Boston, MA	85.1%	95.6%	85.1%	95.6%
Southern California	88.9%	92.2%	88.9%	92.2%
Metro Austin, TX	89.6%	89.0%	89.6%	89.0%
Other markets	89.2%	91.0%	89.2%	91.0%
Total	90.6%	92.6%	90.6%	92.6%

Rental Income (4):
Metro Philadelphia, PA	$31,009	$31,033	$92,309	$92,741
Oahu, HI	16,582	16,787	50,200	48,282
Metro Washington, DC	16,447	17,477	52,272	52,033
Metro Boston, MA	13,571	13,913	37,576	40,226
Southern California	9,864	9,544	28,873	28,577
Metro Austin, TX	10,024	9,783	30,126	28,868
Other markets	114,192	98,462	325,778	293,469
Total	$211,689	$196,999	$617,134	$584,196

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$16,514	$16,063	$48,139	$47,718
Oahu, HI	12,493	12,938	38,358	38,061
Metro Washington, DC	8,974	10,824	31,247	32,836
Metro Boston, MA	7,871	8,730	21,532	24,813
Southern California	6,448	6,330	19,568	19,497
Metro Austin, TX	4,862	4,979	15,203	14,123
Other markets	65,453	58,136	189,049	173,615
Total	$122,615	$118,000	$363,096	$350,663

NOI Margin (6):
Metro Philadelphia, PA	53.3%	51.8%	52.1%	51.5%
Oahu, HI	75.3%	77.1%	76.4%	78.8%
Metro Washington, DC	54.6%	61.9%	59.8%	63.1%
Metro Boston, MA	58.0%	62.7%	57.3%	61.7%
Southern California	65.4%	66.3%	67.8%	68.2%
Metro Austin, TX	48.5%	50.9%	50.5%	48.9%
Other markets	57.3%	59.0%	58.0%	59.2%
Total	57.9%	59.9%	58.8%	60.0%

(1)          Excludes properties classified in discontinued operations.

(2)          Prior periods exclude space remeasurements made during the current period.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

(6)          NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Office:
Properties	312	312	307	307
Total sq. ft.	32,788	32,788	32,323	32,323
Percent leased (3)	87.3%	89.8%	87.2%	89.7%
Rental income (4)	$163,051	$161,765	$481,406	$481,044
Property net operating income (NOI) (5)	$89,750	$91,750	$267,139	$273,985
NOI % growth	-2.2%		-2.5%

Industrial and Other:
Properties	162	162	148	148
Total sq. ft.	28,439	28,439	25,144	25,144
Percent leased (3)	94.7%	95.7%	94.0%	95.5%
Rental income (4)	$33,923	$34,821	$94,101	$94,023
Property net operating income (NOI) (5)	$24,699	$26,068	$67,040	$68,620
NOI % growth	-5.3%		-2.3%

CBD:
Properties	42	42	42	42
Total sq. ft.	10,904	10,904	10,904	10,904
Percent leased (3)	87.7%	90.5%	87.7%	90.5%
Rental income (4)	$69,625	$67,918	$204,992	$202,172
Property net operating income (NOI) (5)	$37,834	$36,981	$110,159	$110,974
NOI % growth	2.3%		-0.7%

Suburban:
Properties	432	432	413	413
Total sq. ft.	50,323	50,323	46,563	46,563
Percent leased (3)	91.4%	93.0%	90.8%	92.7%
Rental income (4)	$127,349	$128,668	$370,515	$372,895
Property net operating income (NOI) (5)	$76,615	$80,837	$224,020	$231,631
NOI % growth	-5.2%		-3.3%

Total:
Properties	474	474	455	455
Total sq. ft.	61,227	61,227	57,467	57,467
Percent leased (3)	90.7%	92.5%	90.2%	92.3%
Rental income (4)	$196,974	$196,586	$575,507	$575,067
Property net operating income (NOI) (5)	$114,449	$117,818	$334,179	$342,605
NOI % growth	-2.9%		-2.5%

(1)          Based on properties owned continuously since 7/1/2007 and excludes properties classified in discontinued operations.

(2)          Based on properties owned continuously since 1/1/2007 and excludes properties classified in discontinued operations.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Metro Philadelphia, PA:
Properties	19	19	19	19
Total sq. ft.	5,274	5,274	5,274	5,274
Percent leased (3)	86.7%	89.7%	86.7%	89.7%
Rental income (4)	$31,009	$31,033	$92,309	$92,741
Property net operating income (NOI) (5)	$16,514	$16,063	$48,139	$47,718
NOI % growth	2.8%		0.9%

Oahu, HI:
Properties	56	56	56	56
Total sq. ft.	17,793	17,793	17,793	17,793
Percent leased (3)	95.6%	96.3%	95.6%	96.9%
Rental income (4)	$16,415	$16,770	$49,775	$48,260
Property net operating income (NOI) (5)	$12,525	$13,094	$38,491	$38,234
NOI % growth	-4.3%		0.7%

Metro Washington, D.C.:
Properties	17	17	17	17
Total sq. ft.	2,401	2,401	2,401	2,401
Percent leased (3)	92.1%	91.2%	92.1%	91.2%
Rental income (4)	$16,447	$17,477	$52,272	$52,033
Property net operating income (NOI) (5)	$8,974	$10,824	$31,247	$32,836
NOI % growth	-17.1%		-4.8%

Metro Boston, MA:
Properties	17	17	16	16
Total sq. ft.	2,524	2,524	2,237	2,237
Percent leased (3)	84.7%	95.5%	82.7%	94.9%
Rental income (4)	$13,251	$13,818	$34,258	$38,464
Property net operating income (NOI) (5)	$7,597	$8,652	$18,445	$23,132
NOI % growth	-12.2%		-20.3%

Southern California:
Properties	19	19	19	19
Total sq. ft.	1,174	1,174	1,174	1,174
Percent leased (3)	88.9%	92.2%	88.9%	92.2%
Rental income (4)	$9,864	$9,544	$28,873	$28,577
Property net operating income (NOI) (5)	$6,448	$6,330	$19,568	$19,497
NOI % growth	1.9%		0.4%

Metro Austin, TX:
Properties	24	24	24	24
Total sq. ft.	2,579	2,579	2,579	2,579
Percent leased (3)	89.6%	89.0%	89.6%	89.0%
Rental income (4)	$10,024	$9,783	$30,126	$28,868
Property net operating income (NOI) (5)	$4,862	$4,979	$15,203	$14,123
NOI % growth	-2.3%		7.6%

Other Markets:
Properties	322	322	304	304
Total sq. ft.	29,482	29,482	26,009	26,009
Percent leased (3)	89.1%	90.9%	87.7%	89.8%
Rental income (4)	$99,964	$98,161	$287,894	$286,124
Property net operating income (NOI) (5)	$57,529	$57,876	$163,086	$167,065
NOI % growth	-0.6%		-2.4%

Total:
Properties	474	474	455	455
Total sq. ft.	61,227	61,227	57,467	57,467
Percent leased (3)	90.7%	92.5%	90.2%	92.3%
Rental income (4)	$196,974	$196,586	$575,507	$575,067
Property net operating income (NOI) (5)	$114,449	$117,818	$334,179	$342,605
NOI % growth	-2.9%		-2.5%

(1)	Based on properties owned continuously since 7/1/2007 and excludes properties classified in discontinued operations.
(2)	Based on properties owned continuously since 1/1/2007 and excludes properties classified in discontinued operations.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt Two properties in Richland, WA	8.000%	8.000%	$1,004		11/15/2008	$1,004	0.1
Secured debt One property in Buffalo, NY	5.170%	5.170%	533		1/1/2009	134	0.3
Secured debt See note (2)	6.814%	7.842%	235,827		1/31/2011	225,547	2.3
Secured debt One property in Milwaukee, WI (3)	7.435%	7.435%	30,531		6/1/2011	29,145	2.7
Secured debt One property in Bannockburn, IL	8.050%	5.240%	24,491		6/1/2012	22,719	3.7
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,123		10/11/2012	4,507	4.0
Secured debt One property in Macon, GA	4.950%	6.280%	13,534		5/11/2014	11,930	5.6
Secured debt One property in Lenexa, KS	5.760%	5.760%	8,867		5/1/2016	6,116	7.6
Secured debt One property in Birmingham, AL	7.360%	5.610%	13,056		8/1/2016	9,281	7.8
Secured debt One property in North Haven, CT	6.750%	5.240%	4,841		3/1/2022	—	13.4
Secured debt One property in East Windsor, CT (4)	5.710%	5.240%	9,094		3/1/2026	—	17.4
Secured debt One property in Philadelphia, PA (5)	6.794%	7.383%	40,548		1/1/2029	2,478	20.3
Total / weighted average secured fixed rate debt	6.831%	7.299%	$387,449			$312,861	5.3

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (6)	3.330%	3.330%	$303,000		8/22/2010	$303,000	1.9
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (7)	3.990%	3.990%	200,000		3/16/2011	200,000	2.5
Total / weighted average unsecured floating rate debt	3.592%	3.592%	$503,000			$503,000	2.1

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	1.8
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	2.0
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	3.5
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	4.3
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	5.4
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	6.4
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	7.1
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	7.9
Senior notes due 2017	6.250%	6.279%	250,000		6/15/2017	250,000	8.7
Senior notes due 2018	6.650%	6.768%	250,000		1/15/2018	250,000	9.3
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	$2,050,000			$2,050,000	6.7

Total / weighted average unsecured debt	5.803%	5.915%	$2,553,000			$2,553,000	5.8

Summary Debt:
Total / weighted average secured fixed rate debt	6.831%	7.299%	$387,449			$312,861	5.3
Total / weighted average unsecured floating rate debt	3.592%	3.592%	503,000			503,000	2.1
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	2,050,000			2,050,000	6.7
Total / weighted average debt	5.939%	6.097%	$2,940,449	(8)		$2,865,861	5.7

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.
(3)	The loan becomes prepayable on 2/1/2011.
(4)	The loan becomes prepayable on 2/7/2016.
(5)	The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.
(6)	Interest rate is weighted average based on amounts outstanding during 2008. Interest rate on amounts outstanding as of 9/30/2008 is 3.3%.
(7)	The notes became prepayable, at par, on September 16, 2006. Interest rate is weighted average based on amounts outstanding during 2008. Interest rate on amounts outstanding as of 9/30/2008 is 3.4%.
(8)	Total debt as of 9/30/2008, net of unamortized premiums and discounts, equals $2,930,955.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2008	$3,271	$—	$—	$3,271	7.0%
2009	7,874	—	—	7,874	6.8%
2010	8,288	303,000	50,000	361,288	4.2%
2011	258,741	200,000	—	458,741	5.6%
2012	30,475	—	200,000	230,475	7.0%
2013	3,097	—	200,000	203,097	6.5%
2014	15,011	—	250,000	265,011	5.7%
2015	3,175	—	450,000	453,175	6.0%
2016	18,265	—	400,000	418,265	6.3%
2017	2,477	—	250,000	252,477	6.3%
2018 and thereafter	36,775	—	250,000	286,775	6.6%
Total	$387,449	$503,000	$2,050,000	$2,940,449	5.9%
Percent	13.2%	17.1%	69.7%	100.0%

(1)  Total debt as of 9/30/2008, net of unamortized premiums and discounts, equals $2,930,955.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2008		6/30/2008		3/31/2008		12/31/2007		9/30/2007
Leverage Ratios:

Total debt / total assets	48.3%		48.9%		48.9%		47.3%		46.1%
Total debt / gross book value of real estate assets (1)	44.4%		45.0%		44.8%		43.6%		42.7%
Total debt / total market capitalization	59.5%		58.5%		58.4%		54.4%		48.0%
Total debt / total book capitalization	50.1%		50.5%		50.4%		48.9%		47.7%
Secured debt / total assets	6.4%		6.5%		6.1%		6.7%		6.9%
Variable rate debt / total debt	17.2%		17.1%		17.4%		12.3%		8.9%
Variable rate debt / total assets	8.3%		8.3%		8.5%		5.8%		4.1%

Coverage Ratios:

EBITDA / interest expense	2.7	x	2.7	x	2.7	x	2.7	x	2.7	x
EBITDA / interest expense + preferred distributions	2.1	x	2.1	x	2.1	x	2.0	x	2.0	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	42.9%		43.5%		43.7%		42.6%		41.7%
Secured debt / adjusted total assets (maximum 40%)	5.7%		5.8%		5.5%		6.1%		6.2%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.7	x	2.7	x	2.6	x	2.7	x	2.8	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	231.9%		227.4%		229.0%		234.9%		241.2%

(1)	Gross book value of real estate assets is real estate properties, at cost, including properties held for sale and purchase price allocations less impairment writedowns, if any.
(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Tenant improvements (TI)	$15,853	$9,601	$5,178	$20,714	$9,651
Leasing costs (LC)	3,906	4,091	3,859	3,156	6,876
Total TI and LC	19,759	13,692	9,037	23,870	16,527

Building improvements (1)	2,267	2,953	1,789	5,893	3,048
Development, redevelopment and other activities (2)	3,882	2,955	3,491	6,957	5,568
Total capital improvements, including TI and LC	$25,908	$19,600	$14,317	$36,720	$25,143

Sq. ft. beginning of period	65,247	65,315	64,456	63,928	63,571
Sq. ft. end of period	67,225	65,247	65,315	64,456	63,928
Average sq. ft. during period	66,236	65,281	64,886	64,192	63,750

Building improvements per average sq. ft. during period	$0.03	$0.05	$0.03	$0.09	$0.05

(1)	Building improvements generally include construction costs, expenditures to replace obsolete building components, and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

2008 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)		Major Tenant

Feb-08	Cleveland, OH	Office	2	878	$123,700	$140.89	9.0%	8.2	90.7%		Jones Day
	Q1 2008 Total / Weighted Average		2	878	123,700	140.89	9.0%	8.2	90.7%

Jun-08	Milwaukee, WI	Office	1	374	53,050	141.84	9.1%	6.1	96.8%		Marshall and Ilsley Trust Co
	Q2 2008 Total / Weighted Average		1	374	53,050	141.84	9.1%	6.1	96.8%

Jul-08	Lenexa, KS	Office/Industrial	42	1,828	111,838	61.18	11.8%	4.1	88.4%		Sprint Spectrum Realty Company, L.P.
Sep-08	Hanover, PA	Industrial	1	502	34,000	67.73	10.8%	4.3	100.0%		Bookspan
Sep-08	Newton, IA	Industrial	1	317	14,350	45.27	9.2%	20.0	100.0%		TIP Iowa, LLC
	Q3 2008 Total / Weighted Average		44	2,647	160,188	60.52	11.4%	7.0	92.0%

	Total / Weighted Average		47	3,899	$336,938	$86.42	10.1%	6.9	92.2%

Dispositions:

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original		Book
Date		Office/	Number of		Sale	Purchase	Price(1)/	Price(1)/	Purchase		Gain(Loss)
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price(1)	Sq. Ft.	Sq. Ft.	Price		on Sale
		There were no dispositions during the three months ended March 31, 2008.

Jun-08	Pittsburgh, PA	Office	1	75	$15,002	$10,100	$200.03	$134.67	1.5	x	$5,308
Jun-08	Fort Washington, PA	Office	1	124	9,594	6,794	77.37	54.79	1.4	x	4,495
Jun-08	Lincoln, RI	Office	1	62	12,336	8,000	198.97	129.03	1.5	x	5,173
Jun-08	Austin, TX	Office	1	71	28,134	7,200	396.25	101.41	3.9	x	16,185
Jun-08	Irving, TX	Office	1	117	18,713	8,414	159.94	71.91	2.2	x	8,806
	Q2 2008 Total / Weighted Average		5	449	83,779	40,508	186.59	90.22	2.1	x	39,967

Jul-08	Anaheim, CA	Office	1	34	10,540	6,869	310.00	202.03	1.5	x	5,315
Jul-08	Decatur, GA	Office	1	52	8,208	8,800	157.85	169.23	0.9	x	(739)
Jul-08	East Syracuse, NY	Office	1	66	20,304	15,184	307.64	230.06	1.3	x	5,701
Aug-08	Various locations in MA	Office	18	419	91,949	57,205	219.45	136.53	1.6	x	40,358
Aug-08	Brooklyn, NY	Office	1	72	11,907	7,829	165.38	108.74	1.5	x	4,119
Aug-08	King of Prussia, PA	Office	1	29	6,055	3,439	208.79	118.59	1.8	x	2,904
	Q3 2008 Total / Weighted Average		23	672	148,963	99,326	221.67	147.81	1.5	x	57,658

	Total		28	1,121	$232,742	$139,834	$207.62	$124.74	1.7	x	$97,625

(1)	Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.
(2)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.
(3)	Average remaining lease term based on rental income as of the date acquired.
(4)	Percent leased as of the date acquired.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

2008 FINANCING ACTIVITIES

(amounts in thousands, except share information)

	For the Three Months Ended	For the Three Months Ended	For the Three Months Ended
	9/30/2008	6/30/2008	3/31/2008

Debt Transactions (1):
New debt raised	$—	$—	$—
New debt assumed as part of acquisitions	$8,915	$30,639	$—
Total new debt	8,915	30,639	—

Debt retired	$(10,782)	$—	$(28,600)
Net debt	$(1,867)	$30,639	$(28,600)

Equity Transactions:
New common shares issued (2)	2,153,941	—	—
New common equity, net (2)	$14,173	$—	$—

New preferred shares issued	—	—	—
New preferred equity raised, net	$—	$—	$—
Total new equity	$14,173	$—	$—

Preferred equity retired	$—	$—	$—
Net equity	$14,173	$—	$—

(1)	Excludes drawings and repayments on our revolving credit facility.
(2)

The acquisition of 42 properties in Lenexa, KS in July 2008 was funded with cash on hand, borrowings under our revolving credit facility and the issuance of 2,153,941 common shares at a market price per share of $6.58.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET) (1)

(sq. ft. in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Square Feet:
Office	5,274	—	2,401	2,599	1,174	1,342	22,736	35,526
Industrial and Other	—	17,914	—	—	—	1,237	11,410	30,561
Total	5,274	17,914	2,401	2,599	1,174	2,579	34,146	66,087

CBD	4,574	158	681	523	331	115	5,774	12,156
Suburban	700	17,756	1,720	2,076	843	2,464	28,372	53,931
Total	5,274	17,914	2,401	2,599	1,174	2,579	34,146	66,087

U.S. Government and other government tenants (2)	11	—	1,240	211	366	15	3,503	5,346
Land leases (2)	—	16,636	—	—	—	—	—	16,636
Other investment grade tenants (2)(3)	2,320	5	67	827	76	222	8,461	11,978
Other tenants (2)	2,241	432	905	1,176	602	2,074	18,497	25,927
Vacant	702	841	189	385	130	268	3,685	6,200
Total	5,274	17,914	2,401	2,599	1,174	2,579	34,146	66,087

Percent by Major Market:
Office	15%	0%	7%	7%	3%	4%	64%	100%
Industrial and Other	0%	59%	0%	0%	0%	4%	37%	100%
Total	8%	27%	4%	4%	2%	4%	51%	100%

CBD	38%	1%	6%	4%	3%	1%	47%	100%
Suburban	1%	33%	3%	4%	2%	5%	52%	100%
Total	8%	27%	4%	4%	2%	4%	51%	100%

U.S. Government and other government tenants	0%	0%	23%	4%	7%	0%	66%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	19%	0%	1%	7%	1%	2%	70%	100%
Other tenants	9%	2%	3%	5%	2%	8%	71%	100%
Vacant	11%	14%	3%	6%	2%	4%	60%	100%
Total	8%	27%	4%	4%	2%	4%	51%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	52%	67%	54%
Industrial and Other	0%	100%	0%	0%	0%	48%	33%	46%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	87%	1%	28%	20%	28%	5%	17%	18%
Suburban	13%	99%	72%	80%	72%	95%	83%	82%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	52%	8%	31%	1%	10%	8%
Land leases	0%	93%	0%	0%	0%	0%	0%	25%
Other investment grade tenants (3)	44%	0%	3%	32%	7%	9%	25%	18%
Other tenants	43%	2%	37%	45%	51%	80%	54%	40%
Vacant	13%	5%	8%	15%	11%	10%	11%	9%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)   Excludes properties classified in discontinued operations.

(2)   Sq. ft. is pursuant to signed leases as of 9/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)   Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME) (1)

(dollars in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Annualized Rental Income (2):
Office	$122,236	$—	$71,196	$52,375	$39,110	$27,647	$392,852	$705,416
Industrial and Other	—	67,141	—	—	—	13,346	72,743	153,230
Total	$122,236	$67,141	$71,196	$52,375	$39,110	$40,993	$465,595	$858,646

CBD	$111,693	$2,311	$28,850	$21,145	$23,031	$2,349	$112,723	$302,102
Suburban	10,543	64,830	42,346	31,230	16,079	38,644	352,872	556,544
Total	$122,236	$67,141	$71,196	$52,375	$39,110	$40,993	$465,595	$858,646

U.S. Government and other government tenants	$256	$—	$40,196	$5,317	$8,201	$253	$66,938	$121,161
Land leases	—	60,686	—	—	—	—	—	60,686
Other investment grade tenants (3)	62,943	337	2,189	14,753	1,919	3,445	142,864	228,450
Other tenants	59,037	6,118	28,811	32,305	28,990	37,295	255,793	448,349
Total	$122,236	$67,141	$71,196	$52,375	$39,110	$40,993	$465,595	$858,646

Percent by Major Market:
Office	17%	0%	10%	7%	6%	4%	56%	100%
Industrial and Other	0%	44%	0%	0%	0%	9%	47%	100%
Total	14%	8%	7%	6%	5%	5%	55%	100%

CBD	37%	1%	10%	7%	8%	1%	37%	100%
Suburban	2%	12%	8%	6%	3%	7%	62%	100%
Total	14%	8%	7%	6%	5%	5%	55%	100%

U.S. Government and other government tenants	0%	0%	33%	4%	7%	0%	56%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	28%	0%	1%	6%	1%	1%	63%	100%
Other tenants	13%	1%	7%	7%	7%	8%	57%	100%
Total	14%	8%	7%	6%	5%	5%	55%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	67%	84%	82%
Industrial and Other	0%	100%	0%	0%	0%	33%	16%	18%
Total	100%	100%	100%	100%	100%	100%	100%	100%
CBD	91%	3%	41%	40%	59%	6%	24%	35%
Suburban	9%	97%	59%	60%	41%	94%	76%	65%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	56%	10%	21%	1%	14%	14%
Land leases	0%	90%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (3)	51%	1%	3%	28%	5%	8%	31%	27%
Other tenants	49%	9%	41%	62%	74%	91%	55%	52%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)   Excludes properties classified in discontinued operations.

(2)   Annualized rental income is rents pursuant to signed leases as of 9/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)   Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Central Pennsylvania and  Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

SUMMARY OF PROPERTIES BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	As of 9/30/2008			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (2)	Rental Income (2)
Metro Philadelphia, PA	19	5,274	8.0%	$122,236	14.2%
Oahu, HI	57	17,914	27.1%	67,141	7.8%
Metro Washington, DC	17	2,401	3.6%	71,196	8.3%
Metro Boston, MA	19	2,599	3.9%	52,375	6.1%
Southern California	19	1,174	1.8%	39,110	4.6%
Metro Austin, TX	24	2,579	3.9%	40,993	4.8%
Other markets	378	34,146	51.7%	465,595	54.2%
Total	533	66,087	100.0%	$858,646	100.0%

	Percent NOI For the Three Months Ended (3)
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Metro Philadelphia, PA	13.5%	12.3%	13.2%	12.4%	12.8%
Oahu, HI	10.2%	10.6%	10.1%	9.6%	10.1%
Metro Washington, DC	7.3%	9.4%	9.4%	9.6%	9.5%
Metro Boston, MA	6.4%	5.8%	6.6%	8.6%	8.3%
Southern California	5.2%	5.4%	6.9%	6.7%	6.9%
Metro Austin, TX	4.0%	4.1%	4.8%	4.2%	4.5%
Other markets	53.4%	52.4%	49.0%	48.9%	47.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Excludes properties classified in discontinued operations.
(2)	Annualized rental income is rents pursuant to signed leases as of 9/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(3)

NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income. Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties subsequently reclassified in discontinued operations.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Properties	533	489	537	535	530
Total sq. ft. (2)	66,087	63,438	65,315	64,456	63,928
Percentage leased	90.6%	90.9%	91.6%	92.9%	92.8%

Leasing Activity (sq. ft.):
New leases	395	379	273	405	248
Renewals	559	1,316	553	833	1,235
Total	954	1,695	826	1,238	1,483

% Change in GAAP Rent (3):
New leases	20%	23%	2%	12%	26%
Renewals	13%	5%	3%	2%	6%
Weighted average	16%	9%	2%	5%	9%

Capital Commitments (4):
New leases	$7,036	$9,039	$6,325	$6,583	$3,420
Renewals	2,334	4,252	3,091	4,969	14,204
Total	$9,370	$13,291	$9,416	$11,552	$17,624

Capital Commitments per Sq. Ft. (4):
New leases	$17.81	$23.85	$23.17	$16.25	$13.79
Renewals	$4.18	$3.23	$5.59	$5.97	$11.50
Total	$9.82	$7.84	$11.40	$9.33	$11.88

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.6	6.3	6.0	6.3	5.0
Renewals	4.8	5.4	5.4	5.3	8.3
Total	5.6	5.6	5.6	5.6	7.7

Capital Commitments per Sq. Ft. per Year:
New leases	$2.70	$3.79	$3.86	$2.58	$2.76
Renewals	$0.87	$0.60	$1.04	$1.13	$1.39
Total	$1.75	$1.40	$2.04	$1.67	$1.54

(1)	Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties subsequently classified in discontinued operations.
(2)	Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.
(3)	Percent difference in prior rents charged for same space. Rents include expense reimbursements and exclude lease value amortization.
(4)	Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 9/30/2008) (1)

(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During
		Three Months Ended 9/30/2008
	Total Sq. Ft.
	As of
Property Type/Market	9/30/2008	New	Renewals	Total
Office	35,526	323	385	708
Industrial and Other	30,561	72	174	246
Total	66,087	395	559	954

CBD	12,156	106	222	328
Suburban	53,931	289	337	626
Total	66,087	395	559	954

Metro Philadelphia, PA	5,274	92	21	113
Oahu, HI	17,914	5	148	153
Metro Washington, DC	2,401	5	6	11
Metro Boston, MA	2,599	16	—	16
Southern California	1,174	7	55	62
Metro Austin, TX	2,579	22	15	37
Other markets	34,146	248	314	562
Total	66,087	395	559	954

	Sq. Ft. Leased
	As of	6/30/2008		New and	Acquisitions /	As of	9/30/08
	6/30/2008	% Leased (2)	Expired	Renewals	(Sales)	9/30/08	% Leased
Office	30,151	87.8%	(970)	708	1,115	31,004	87.3%
Industrial and Other	27,508	94.5%	(201)	246	1,330	28,883	94.5%
Total	57,659	90.9%	(1,171)	954	2,445	59,887	90.6%

CBD	10,784	88.7%	(387)	328	—	10,725	88.2%
Suburban	46,875	91.4%	(784)	626	2,445	49,162	91.2%
Total	57,659	90.9%	(1,171)	954	2,445	59,887	90.6%

Metro Philadelphia, PA	4,602	87.3%	(143)	113	—	4,572	86.7%
Oahu, HI	17,059	95.2%	(138)	153	—	17,074	95.3%
Metro Washington, DC	2,210	92.1%	(9)	11	—	2,212	92.1%
Metro Boston, MA	2,202	84.7%	(5)	16	—	2,213	85.1%
Southern California	1,044	88.9%	(62)	62	—	1,044	88.9%
Metro Austin, TX	2,311	89.6%	(37)	37	—	2,311	89.6%
Other markets	28,231	89.6%	(777)	562	2,445	30,461	89.2%
Total	57,659	90.9%	(1,171)	954	2,445	59,887	90.6%

(1)	Excludes properties classified in discontinued operations.
(2)	Based on total sq. ft. as of June 30, 2008; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

 Supplemental Operating and Financial Data

 September 30, 2008

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (9 MONTHS ENDED 9/30/2008)

 (dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During
		Nine Months Ended 9/30/2008
	Total Sq. Ft.
	As of
Property Type/Market	9/30/2008	New	Renewals	Total
Office	35,526	886	1,472	2,358
Industrial and Other	30,561	161	956	1,117
Total	66,087	1,047	2,428	3,475

CBD	12,156	257	509	766
Suburban	53,931	790	1,919	2,709
Total	66,087	1,047	2,428	3,475

Metro Philadelphia, PA	5,274	145	140	285
Oahu, HI	17,914	11	213	224
Metro Washington, DC	2,401	51	22	73
Metro Boston, MA	2,599	31	3	34
Southern California	1,174	50	132	182
Metro Austin, TX	2,579	76	44	120
Other markets	34,146	683	1,874	2,557
Total	66,087	1,047	2,428	3,475

	Sq. Ft. Leased (1)
	As of	12/31/2007		New and	Acquisitions /	As of	9/30/2008
	12/31/2007	% Leased (2)	Expired	Renewals	(Sales)	9/30/2008	% Leased
Office	31,824	90.0%	(3,228)	2,358	50	31,004	87.3%
Industrial and Other	28,073	96.4%	(1,637)	1,117	1,330	28,883	94.5%
Total	59,897	92.9%	(4,865)	3,475	1,380	59,887	90.6%

CBD	10,359	90.2%	(1,013)	766	613	10,725	88.2%
Suburban	49,538	93.5%	(3,852)	2,709	767	49,162	91.2%
Total	59,897	92.9%	(4,865)	3,475	1,380	59,887	90.6%

Metro Philadelphia, PA	4,898	90.0%	(457)	285	(154)	4,572	86.7%
Oahu, HI	17,453	97.4%	(603)	224	—	17,074	95.3%
Metro Washington, DC	2,427	91.3%	(48)	73	(240)	2,212	92.1%
Metro Boston, MA	2,990	96.5%	(309)	34	(502)	2,213	85.1%
Southern California	1,354	93.8%	(222)	182	(270)	1,044	88.9%
Metro Austin, TX	2,463	90.3%	(128)	120	(144)	2,311	89.6%
Other markets	28,312	90.8%	(3,098)	2,557	2,690	30,461	89.2%
Total	59,897	92.9%	(4,865)	3,475	1,380	59,887	90.6%

(1)

Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties classifed in discontinued operations as reflected in our Current Report on Form 8-K dated October 21, 2008.

(2)	Based on total sq. ft. as of December 31, 2007; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	U.S. Government	4,665	7.8%	12.7%	2008 to 2020
2	GlaxoSmithKline plc	608	1.0%	1.7%	2013
3	PNC Financial Services Group	460	0.8%	1.4%	2011, 2021
4	Jones Day	407	0.7%	1.3%	2012, 2019
5	Flextronics International Ltd.	894	1.5%	1.2%	2014
6	JDA Software Group, Inc.	283	0.5%	1.1%	2012
7	ING	410	0.7%	1.1%	2011, 2018
8	Ballard Spahr Andrews & Ingersoll, LLP	235	0.4%	1.0%	2009, 2015
	Total	7,962	13.4%	21.5%

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 9/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Rental income is rents pursuant to signed leases as of 9/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 9/30/2008	2008	2009	2010	2011 and Thereafter

Office:
Total sq. ft.	35,526
Leased sq. ft. (2)	31,004	944	3,089	3,680	23,291
Percent	100.0%	3.0%	10.0%	11.9%	75.1%
Annualized rental income (3)	$705,416	$19,685	$66,627	$81,313	$537,791
Percent	100.0%	2.8%	9.5%	11.5%	76.2%

Industrial and Other:
Total sq. ft.	30,561
Leased sq. ft. (2)	28,883	697	669	2,981	24,536
Percent	100.0%	2.4%	2.3%	10.3%	85.0%
Annualized rental income (3)	$153,230	$4,049	$5,374	$20,951	$122,856
Percent	100.0%	2.6%	3.5%	13.7%	80.2%

CBD:
Total sq. ft.	12,156
Leased sq. ft. (2)	10,725	250	741	895	8,839
Percent	100.0%	2.3%	6.9%	8.3%	82.5%
Annualized rental income (3)	$302,102	$6,721	$22,370	$26,511	$246,500
Percent	100.0%	2.2%	7.4%	8.8%	81.6%

Suburban:
Total sq. ft.	53,931
Leased sq. ft. (2)	49,162	1,391	3,017	5,766	38,988
Percent	100.0%	2.8%	6.1%	11.7%	79.4%
Annualized rental income (3)	$556,544	$17,013	$49,631	$75,753	$414,147
Percent	100.0%	3.1%	8.9%	13.6%	74.4%

Total:
Total sq. ft.	66,087
Leased sq. ft. (2)	59,887	1,641	3,758	6,661	47,827
Percent	100.0%	2.7%	6.3%	11.1%	79.9%
Annualized rental income (3)	$858,646	$23,734	$72,001	$102,264	$660,647
Percent	100.0%	2.8%	8.4%	11.9%	76.9%

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 9/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Annualized rental income is rents pursuant to signed leases as of 9/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 9/30/2008	2008	2009	2010	2011 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,274
Leased sq. ft. (2)	4,572	58	293	324	3,897
Percent	100.0%	1.3%	6.4%	7.1%	85.2%
Annualized rental income (3)	$122,236	$1,213	$6,935	$8,052	$106,036
Percent	100.0%	1.0%	5.7%	6.6%	86.7%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	17,074	332	264	308	16,170
Percent	100.0%	1.9%	1.5%	1.8%	94.8%
Annualized rental income (3)	$67,141	$1,923	$1,031	$1,510	$62,677
Percent	100.0%	2.9%	1.5%	2.2%	93.4%
Metro Washington, DC:
Total sq. ft.	2,401
Leased sq. ft. (2)	2,212	8	97	229	1,878
Percent	100.0%	0.4%	4.4%	10.4%	84.8%
Annualized rental income (3)	$71,196	$258	$3,645	$7,634	$59,659
Percent	100.0%	0.4%	5.1%	10.7%	83.8%
Metro Boston, MA:
Total sq. ft.	2,599
Leased sq. ft. (2)	2,213	93	32	84	2,004
Percent	100.0%	4.2%	1.4%	3.8%	90.6%
Annualized rental income (3)	$52,375	$3,005	$1,034	$2,607	$45,729
Percent	100.0%	5.7%	2.0%	5.0%	87.3%
Southern California:
Total sq. ft.	1,174
Leased sq. ft. (2)	1,044	14	202	84	744
Percent	100.0%	1.3%	19.3%	8.0%	71.4%
Annualized rental income (3)	$39,110	$458	$7,595	$4,481	$26,576
Percent	100.0%	1.2%	19.4%	11.5%	67.9%
Metro Austin, TX:
Total sq. ft.	2,579
Leased sq. ft. (2)	2,311	51	152	474	1,634
Percent	100.0%	2.2%	6.6%	20.5%	70.7%
Annualized rental income (3)	$40,993	$1,277	$2,909	$9,159	$27,648
Percent	100.0%	3.1%	7.1%	22.3%	67.5%
Other markets:
Total sq. ft.	34,146
Leased sq. ft. (2)	30,461	1,085	2,718	5,158	21,500
Percent	100.0%	3.6%	8.9%	16.9%	70.6%
Annualized rental income (3)	$465,595	$15,600	$48,852	$68,821	$332,322
Percent	100.0%	3.4%	10.5%	14.8%	71.3%
Total:
Total sq. ft.	66,087
Leased sq. ft. (2)	59,887	1,641	3,758	6,661	47,827
Percent	100.0%	2.7%	6.3%	11.1%	79.9%
Annualized rental income (3)	$858,646	$23,734	$72,001	$102,264	$660,647
Percent	100.0%	2.8%	8.4%	11.9%	76.9%

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 9/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Annualized rental income is rents pursuant to signed leases as of 9/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

						Cumulative %
	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	of Annualized Rental Income Expiring
2008	1,641	2.7%	2.7%	$23,734	2.8%	2.8%
2009	3,758	6.3%	9.0%	72,001	8.4%	11.2%
2010	6,661	11.1%	20.1%	102,264	11.9%	23.1%
2011	5,997	10.0%	30.1%	104,243	12.1%	35.2%
2012	5,427	9.1%	39.2%	105,161	12.2%	47.4%
2013	5,101	8.5%	47.7%	89,130	10.4%	57.8%
2014	2,985	5.0%	52.7%	52,047	6.1%	63.9%
2015	3,797	6.3%	59.0%	69,221	8.1%	72.0%
2016	2,726	4.6%	63.6%	45,136	5.2%	77.2%
2017	1,948	3.3%	66.9%	39,369	4.6%	81.8%
2018 and thereafter	19,846	33.1%	100.0%	156,340	18.2%	100.0%
Total	59,887	100.0%		$858,646	100.0%

Weighted average remaining lease term (in years)	8.4			6.0

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 9/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Annualized rental income is rents pursuant to signed leases as of 9/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.